Exhibit 10.3

GUARANTY AGREEMENT

(Carveout Guaranty)

THIS GUARANTY AGREEMENT (this “Guaranty”) is effective this June 25, 2015, and is made by CITY OFFICE REIT OPERATING PARTNERSHIP, L.P., a Maryland limited partnership (“Guarantor”), in favor of GUARANTY BANK AND TRUST COMPANY (“Bank”).

RECITALS

A.         This Guaranty is executed in connection with that certain Loan Agreement of even date herewith (the “Loan Agreement”) between Bank and CIO Plaza 25, Limited Partnership, a Delaware limited partnership (“Borrower”), pursuant to which Bank is making a loan (the “Loan”) to Borrower evidenced by Borrower’s Promissory Note of even date herewith in the stated maximum principal amount of $17,000,000.00 (the “Note”). The Loan is secured by, among other things, a Deed of Trust, Security Agreement, Financing Statement and Assignment of Rents and Revenues of even date herewith granted by Borrower for the benefit of Bank securing the Note (the “Deed of Trust”), encumbering certain real property located in Arapahoe County, Colorado, and described in the Deed of Trust (the “Property”). Unless otherwise defined herein, any capitalized terms used herein shall have the meanings assigned to such terms in the Loan Agreement. The Loan Agreement, the Note, the Deed of Trust and all other documents executed by Borrower in connection with, or as security for, the Loan are hereinafter referred to as the “Loan Documents.”

B.         Guarantor represents and warrants to Bank that Guarantor expects to derive substantial benefits from the making of the Loan.

C.         The execution and delivery of this Guaranty by Guarantor is a condition to Bank’s willingness to make the Loan to Borrower, is made in order to induce Bank to make the Loan, and is made in recognition that Bank will be relying upon this Guaranty in making the Loan and performing any other obligations it may have under the Loan Agreement.

AGREEMENT

1.         Limited Indemnification Obligations.     Guarantor hereby agrees to and shall indemnify and defend Bank against, and hold Bank harmless from and reimburse Bank for, any and all claims, demands, judgments, penalties, liabilities, damages, and costs and expenses incurred by Bank, including court costs and reasonable attorney fees (prior to trial, at trial and on appeal), caused by, resulting from or arising out of any of the following acts or omissions committed, permitted or omitted by any Loan Party or any of their respective agents, employees and/or contractors who are acting under the direction or authority of such Loan Party (the “Indemnification Obligations”): (i) fraud or misrepresentation; (ii) gross negligence or willful misconduct not otherwise covered by insurance; (iii) physical waste, removal or disposal of any portion of the Property, unless replaced by items of substantially equal or greater value; (iv) violation by Borrower of any ordinance, regulation, state or federal law including, without limitation, any noncompliance with the Employee Retirement Income Security Act of 1974, the

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Americans with Disabilities Act of 1990, as amended, the Fair Housing Act of 1988, as amended, or any other similar building laws applicable to the Property, after Borrower has had the opportunity to challenge such violation; (v) failure of a Loan Party to maintain property and liability insurance on the Property, as required by the Loan Documents; (vi) the failure to maintain the Property as required pursuant to the Loan Documents, which failure has not been cured after thirty (30) days written notice thereof by Bank to Guarantor; or (vii) breach of indemnification obligations under the Loan Documents which failure has not been cured after thirty (30) days written notice thereof by Bank to Guarantor. Furthermore, nothing herein shall preclude the joinder of any Loan Party or any necessary third-party in any action to obtain a declaration of the amount owing hereunder or to settle the rights and responsibilities of Bank or any Loan Party, or to foreclose upon or otherwise enforce or secure the possession of any collateral given to secure the indebtedness evidenced hereby.

2.         Full Recourse Guaranty.     Notwithstanding anything to the contrary contained herein, Guarantor hereby irrevocably, unconditionally, absolutely, and jointly and severally, guarantees the full and punctual payment (and not merely collection) when due, whether at stated maturity, by acceleration or otherwise, of the full amount of all Indebtedness upon and after the occurrence (the “Continuing Full Recourse Guaranty”): (i) of a voluntary bankruptcy filing by Borrower; (ii) of an involuntary bankruptcy filing against Borrower where such involuntary bankruptcy is not dismissed within ninety (90) days (except if such action is brought by Bank); (iii) any financial information delivered to Bank, prepared by Borrower or certified as accurate by Borrower, concerning the Property, the Borrower, or Guarantor is or was fraudulent in any material respect, contains any materially fraudulent information or willfully misrepresents in any material respect the financial condition of the Property, Borrower or Guarantor, which information has not been corrected after thirty (30) days written notice thereof by Bank to Guarantor; (iv) Borrower or Guarantor contests in bad faith and without a reasonable basis or directs any third party to contest in bad faith without a reasonable basis the validity or enforceability of any Loan Document and/or asserts any defense for the purpose of delaying, hindering or impairing Bank’s rights or remedies under the Loan Documents; (v) that Borrower shall cause or permit any Borrower Control Event, Disposition, or Secondary Financing (as such terms are defined in the Loan Agreement) which is not permitted by the terms of the Loan Agreement or for which Borrower did not obtain Bank’s prior written consent (in Bank’s sole and absolute discretion); (vi) the misappropriation of any funds relating to the Property by Borrower or Guarantor which funds are not invested in or used to offset expenses of the Property; or (vii) the amendment or modification of any Loan Documents without the prior written consent of Bank.

3.         Guaranteed Obligations.     The Indemnification Obligations, Continuing Full Recourse Guaranty and Enforcement Costs (as defined below) shall be collectively referred to herein as the “Guaranteed Obligations.” This is a guaranty of payment and not of collection.

4.         Remedies Available.     All of the remedies set forth herein and/or provided for in any of the Loan Documents or at law or equity shall be available to Bank, and shall be cumulative, and the choice by Bank of one such alternative over another shall not be subject to question or challenge by the Guarantor or any other person, nor shall any such choice be asserted as a defense, setoff, or failure to mitigate damages in any action, proceeding, or counteraction by Bank to recover or seek any other remedy under this Guaranty, nor shall such choice preclude

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Bank from subsequently electing to exercise a different remedy. Unless provided in any applicable law or court rule, the parties have agreed to the various alternative remedies in the Loan Documents in part because the parties recognize that the choice of remedies in the event of a breach by Borrower under the Loan Documents will necessarily be and should properly be a matter of good-faith business judgment, which the passage of time and events may or may not prove to have been the best choice to maximize recovery by Bank at the lowest cost to Borrower and/or Guarantor. It is the intention of the parties that such good-faith choice by Bank be given conclusive effect regardless of such subsequent developments.

5.        Waivers.    Guarantor does hereby (a) waive notice of acceptance of this Guaranty by Bank and, to the extent permitted by law, any and all notices and demands of every kind which may be required to be given by any statute, rule or law, (b) agree to refrain from asserting, until after repayment in full of the Loan, any defense, right of set-off or other claim which Guarantor may have against Borrower, except for compulsory claims and/or defenses, (c) waive any defense, right of set-off or other claim which Guarantor or Borrower may have against Bank or the holder of the Note, (d) waive any and all rights Guarantor may have under any anti-deficiency statute or other similar protections, including, without limitation, C.R.S. Sections 13-50-102 and 13-50-103, (e) waive presentment for payment, demand for payment, notice of nonpayment or dishonor, protest and notice of protest, diligence in collection and any and all formalities which otherwise might be legally required to charge Guarantor with liability, except for any notices set forth in the Loan Documents, (f) waive any failure by Bank to inform Guarantor of any facts Bank may now or hereafter know about Borrower, the Project, the Loan, or the transactions contemplated by the Loan Agreement, it being understood and agreed that Bank has no duty so to inform and that Guarantor is fully responsible for being and remaining informed by Borrower of all circumstances bearing on the risk of nonperformance of the Borrower’s obligations to pay the Indebtedness and to perform the covenants and agreements set forth in the Loan Documents (the “Obligations”), (g) waive any and all rights to require marshalling of assets by the Bank, (h) waive the benefits of any laws limiting the liability of a surety; (i) waive any defense based upon an election of remedies by Bank, including, without limitation, an election to proceed by non-judicial rather than judicial foreclosure, which destroys or otherwise impairs the subrogation rights of the Guarantor or the right of the Guarantor to proceed against the Borrower for reimbursement, or both; (j) waive any defense based on any legal disability of Borrower; any discharge or limitation of the liability of Borrower to the Bank, whether consensual or arising by operation of law or any bankruptcy, reorganization, receivership, insolvency, or debtor-relief proceeding under any federal or state law, whether now existing or hereafter enacted (“Insolvency Proceeding”), or from any other cause; or any rejection or disaffirmation of the Loan, or any part thereof, or any security held for the Loan, in any Insolvency Proceeding; or any claim that Guarantor’s Guaranteed Obligations exceed or are more burdensome than those of Borrower, and (k) waive any defense based on any action taken or omitted by the Bank in any Insolvency Proceeding involving Borrower, including any election to have the Bank’s claim allowed as being secured, partially secured or unsecured, any extension of credit by the Bank to Borrower in any Insolvency Proceeding, and the taking and holding by the Bank of any security for any such extension of credit. Bank shall have no obligation to disclose or discuss with Guarantor its assessment of the financial condition of Borrower. Guarantor acknowledges that no representations of any kind whatsoever have been made by Bank regarding the value of the Property, the experience or creditworthiness of the Borrower or any other matter regarding the Property. Guarantor agrees that any act which tolls any statute of

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limitations applicable to the Guaranteed Obligations shall operate to toll the statute of limitations applicable to the Guarantor’s liability under this Guaranty. No modification or waiver of any of the provisions of this Guaranty shall be binding upon Bank except as expressly set forth in a writing duly signed and delivered on behalf of Bank.

6.        Authorization of Bank.    Guarantor further agrees that Guarantor’s liability as Guarantor shall not in any way be impaired or affected by any renewals or extensions which may be made from time to time, with or without the knowledge or consent of Guarantor of the time for payment of interest or principal under the Note or by any forbearance or delay in collecting interest or principal under the Note, or by any waiver by Bank under the Loan Agreement, or any other Loan Documents, or by Bank’s failure or election not to pursue any other remedies it may have against Borrower or Guarantor, or by any change or modification in the Note, Loan Agreement, or any other Loan Document, or by the acceptance by Bank of any additional security or any increase, substitution or change therein, or by the release by Bank of any security or any withdrawal thereof or decrease therein, or by the application of payments received from any source to the payment of any Obligations other than the Indebtedness due under the Note (provided that any payments made by Guarantor hereunder shall be applied to the Guaranteed Obligations), even though Bank might lawfully have elected to apply such payments to any part or all of the Indebtedness, it being the intent hereof that, subject to Bank’s compliance with the terms of this Guaranty, Guarantor shall remain liable for the performance of the Guaranteed Obligations, notwithstanding any act or thing which might otherwise operate as a legal or equitable discharge of a surety. Guarantor further understands and agrees that Bank may at any time enter into agreements with Borrower to amend and modify the Note, Loan Agreement, or other Loan Documents, and may waive or release any provision or provisions of the Note, Loan Agreement, and other Loan Documents or any thereof, and, with reference to such instruments, may make and enter into any such agreement or agreements as Bank and Borrower may deem proper and desirable, without in any manner impairing or affecting this Guaranty or any of Bank’s rights hereunder or Guarantor’s Guaranteed Obligations hereunder.

7.        Independent Guaranty.    Subject to its terms, this is an absolute, present and continuing guaranty of payment and not of collection. Guarantor agrees that this Guaranty may be enforced by Bank without the necessity at any time of resorting to or exhausting any other security or collateral given in connection herewith or with the Note, Loan Agreement, or any of the other Loan Documents through foreclosure proceedings or otherwise, or resorting to any other guaranties (similar or dissimilar to this Guaranty), and Guarantor hereby waives any right to require Bank to join Borrower or any other guarantor in any action brought hereunder or to commence any action against or obtain any judgment against Borrower or to pursue any other remedy or enforce any other right. Guarantor further agrees that nothing contained herein or otherwise shall prevent Bank from pursuing concurrently or successively all rights and remedies available to it at law and/or in equity or under the Note, Loan Agreement, or any other Loan Documents, and the exercise of any of its rights or the completion of any of its remedies shall not constitute a discharge of Guarantor’s Guaranteed Obligations hereunder, it being the purpose and intent of Guarantor that the Guaranteed Obligations of Guarantor hereunder shall be absolute, independent and unconditional under any and all circumstances whatsoever. None of Guarantor’s Guaranteed Obligations under this Guaranty or any remedy for the enforcement thereof shall be impaired, modified, changed or released in any manner whatsoever by any impairment, modification, change, release or limitation of the liability of Borrower under the

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Note, Loan Agreement, or other Loan Documents, or by reason of the bankruptcy of Borrower or by reason of any creditor or bankruptcy proceeding instituted by or against Borrower or any other Insolvency Proceeding. This Guaranty shall continue to be effective or be reinstated (as the case may be) if at any time payment of all or any part of any sum payable pursuant to the Note, Loan Agreement, or any other Loan Document is rescinded or otherwise required to be returned by Bank upon the insolvency, bankruptcy, dissolution, liquidation, or reorganization of Borrower in any Insolvency Proceeding, or upon or as a result of the appointment of a receiver, intervenor, custodian or conservator of, or trustee or similar officer for, Borrower or any substantial part of its property, or otherwise, all as though such payment to Bank had not been made, regardless of whether Bank contested the order requiring the return of such payment. Specifically, but without limiting the generality of the foregoing, in the event Borrower is the subject of an Insolvency Proceeding, Bank shall be entitled to enforce this Guaranty against Guarantor regardless of the filing of such Insolvency Proceeding or the dissolution of Borrower’s assets or the discharge of all or any portion of the Indebtedness and Guarantor shall be liable for the Guaranteed Obligations (including interest during the pendency of any Insolvency Proceeding) without regard to the existence of or the resolution of such Insolvency Proceeding.

8.        Bank Assignment.    In the event Bank or the holder of the Note shall sell and assign the Loan (or any portion of the Loan or a participation interest in the Loan) to any bank or other entity, subject to the presentation of the written assignment, Guarantor will accord full recognition thereto and agree that all rights and remedies of Bank or such holder hereunder shall be enforceable against any Guarantor by such bank or other entity with the same force and effect and to the same extent as would have been enforceable by Bank or such holder but for such assignment. In connection therewith Bank may disclose to any proposed assignee, participant or transferee, without notice to Guarantor, all financial and other materials, documents and information now or hereafter in the Bank’s possession relating to Guarantor, Borrower or the Project.

9.        Enforcement Costs.    If: (a) this Guaranty is placed in the hands of an attorney for collection or is collected through any legal proceeding; (b) an attorney is retained to represent Bank in any bankruptcy, reorganization, receivership, or other proceedings affecting creditors’ rights and involving a claim under this Guaranty; (c) an attorney is retained to provide advice or representation in any litigation, contest, dispute, suit or proceeding in any way related to this Guaranty; or (d) an attorney is retained to represent Bank in any proceedings whatsoever in connection with this Guaranty, then Guarantor shall pay to Bank upon demand all reasonable attorney’s fees, costs and expenses, including, without limitation, court costs, filing fees, recording costs, expenses of foreclosure, title insurance premiums, survey costs, and all other costs and expenses incurred in connection therewith (all of which are referred to herein as “Enforcement Costs”), in addition to all other amounts due hereunder, regardless of whether all or a portion of such Enforcement Costs are incurred in a single proceeding brought to enforce this Guaranty as well as the other Loan Documents.

10.        Severability.    The parties hereto intend and believe that each provision in this Guaranty comports with all applicable local, state and federal laws and judicial decisions. However, if any provision or provisions, or if any portion of any provision or provisions, in this Guaranty is found by a court of law to be in violation of any applicable local, state or federal ordinance, statute, law, administrative or judicial decision, or public policy, and if such court

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should declare such portion, provision or provisions of this Guaranty to be illegal, invalid, unlawful, void or unenforceable as written, then it is the intent of all parties hereto that such portion, provision or provisions shall be given force to the fullest possible extent that they are legal, valid and enforceable, that there shall be substituted for the illegal, invalid, unlawful, void or unenforceable portion, provision or provisions the most similar portion, provision or provisions that are legal, valid or enforceable, and that the rights, obligations and interest of Bank or the holder of the Note under the remainder of this Guaranty will continue in full force and effect.

11.       Jurisdiction; Venue; Agent for Service.     With respect to any suit, action or proceeding relating to this Guaranty (each, a “Proceeding”), Bank and Guarantor irrevocably (a) submit, pursuant to C.R.S. Section 13-1-124(c), as amended, to the exercise of personal jurisdiction over Guarantor and the Bank by any state or federal court having jurisdiction in the City and County of Denver, State of Colorado, and (b) waive any objection which it may have at any time to the laying of venue of any proceeding brought in any such court, waives any claim that any proceeding has been brought in an inconvenient forum and further waives the right to object, with respect to such proceeding, that such court does not have jurisdiction over such party. Nothing in this Guaranty shall preclude Bank from bringing a proceeding in any other jurisdiction nor will the bringing of a proceeding in any one or more jurisdictions preclude the bringing of a proceeding in any other jurisdiction. Bank and Guarantor agree and consent that, in addition to any methods of service of process provided for under applicable law, all service of process in any proceeding in any Colorado State or United States court having jurisdiction over the Property may be made by certified or registered mail, return receipt requested, directed to the applicable Guarantor at the address indicated below, and service so made shall be complete upon receipt; except that if Guarantor shall refuse to accept delivery, service shall be deemed complete five (5) days after the same shall have been so mailed. Guarantor may designate a change of address by written notice to Bank by certified mail, return receipt requested, at least ten (10) days before such change of address is to become effective.

12.       Subordination.     Any indebtedness of Borrower to Guarantor now or hereafter existing is hereby subordinated to the performance of the Obligations. Guarantor agrees that, until the entire Indebtedness has been paid in full, Guarantor will not seek, accept, or retain for its own account, any payment from Borrower on account of such subordinated debt. Any payments to Guarantor on account of such subordinated debt shall be collected and received by Guarantor in trust for Bank and shall be paid over to Bank on account of the Indebtedness without impairing or releasing the obligations of Guarantor hereunder. Guarantor expressly waives all claims, actions or rights of recourse against the Project or assets of the Borrower arising out of or related to any payment made by the Guarantor under this Guaranty, including any claim for subrogation, reimbursement, exoneration, contribution or indemnity that the Guarantor may have against the Borrower, which waiver shall survive the payment in full of the Note and the termination of this Guaranty. Notwithstanding the foregoing, provided that an Event of Default has not occurred and is continuing, Guarantor shall be permitted to accept and retain distributions made from Borrower.

13.       Application of Payments.     Any amounts received by Bank from any source on account of the Loan may be utilized by Bank for the performance of the Obligations and in such order as Bank may from time to time elect.

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14.       Subrogation.     Guarantor defers and agrees not to assert, until after repayment of the Loan in full, any claim (within the meaning of 11 U.S.C. Section 101) which such Guarantor may have against Borrower arising from a payment made by any Guarantor under this Guaranty and agrees not to assert or take advantage of any subrogation rights of such Guarantor or any right of Guarantor to proceed against Borrower for reimbursement. It is expressly understood that the waivers and agreements of Guarantor set forth above constitute additional and cumulative benefits given to Bank for its security and as an inducement for its extension of credit to Borrower.

15.       Joint and Several Obligations.     The obligations of Guarantor hereunder are joint and several if Guarantor is more than one person or entity, are separate and independent of the obligations of Borrower and of any other guarantor who has executed and delivered this or similar or dissimilar guarantees, and a separate action or actions may be brought and prosecuted against Guarantor whether action is brought against Borrower or any other guarantor or whether Borrower or any other guarantor is joined in any action or actions. Release of one or more of the Guarantors shall not impair or diminish the liability of any remaining Guarantor, except to the extent of monies actually received by Bank from the released Guarantor as a consequence of such release. Guarantor waives any rights the Guarantor might otherwise have under Colorado Revised Statutes Sections 13-50-102 or 13-50-103 (or under any corresponding future statute or rule of law in any jurisdiction) by reason of any release of fewer than all of the guarantors from the Guaranteed Obligations, all in such manner and upon such terms as the Bank may deem proper, and without notice to or further assent from the Guarantors, and all without affecting this Guaranty or the obligations of the Guarantor hereunder. The obligations of Guarantor hereunder shall survive and continue in full force and effect until payment in full of the Indebtedness is actually received by Bank and the period of time has expired during which any payment made by Borrower or Guarantor to Bank may be determined to be a preferential payment in any Insolvency Proceeding, notwithstanding any release or termination of Borrower’s or any other guarantor’s liability by express or implied agreement with Bank or by operation of law and notwithstanding that the Indebtedness or any part thereof is deemed to have been paid or discharged by operation of law or by some act or agreement of Bank. For purposes of this Guaranty, the Indebtedness shall be deemed to be paid only to the extent that Bank actually receives immediately available funds and to the extent of any credit bid by Bank at any foreclosure or trustee’s sale of any security for the Indebtedness.

16.       Notices.     Any notice required or permitted to be given by Guarantor or Bank under this Guaranty shall be in writing and will be deemed given (a) upon personal delivery or upon confirmed transmission by telecopier or similar facsimile transmission device, (b) on the first business day after receipted delivery to a courier service which guarantees next business-day delivery, or (c) on the third business day after mailing, by registered or certified United States mail, postage prepaid, in any case to the appropriate party at its address set forth below:

If to Guarantor:	City Office REIT, Inc. 1075 West Georgia Street, Suite 2600 Vancouver, BC V6E 3C9 Attn: Tony Maretic

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With a copy to:	Miller, Canfield, Paddock and Stone, P.L.C. 101 North Main Street, 7th Floor Ann Arbor, Michigan 48104 Attn: Joseph M. Fazio, Esq.

If to Bank:	Guaranty Bank and Trust Company 1331 17th Street Denver, CO 80202 Attn: Christopher E. Erickson, Executive Vice President

With a copy to:	Holland & Hart LLP 555 17th Street, Suite 3200 Denver, CO 80202 Attn: Andrew A. Folkerth, Esq.

Any person may change such person’s address for notices or copies of notices by giving notice to the other party in accordance with this section.

17.         Forbearance; Amendment.    No failure or delay on the part of the Bank in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. No amendment, modification, termination, or waiver of any provision of this Guaranty nor consent to any departure by the Guarantor therefrom, shall in any event be effective unless the same shall be in writing and signed by the Bank, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No notice or demand on the Guarantor in any case shall entitle the Guarantor to any other or further notice or demand in similar or other circumstances.

18.        Binding Effect.    This Guaranty shall inure to the benefit of Bank and its successors and assigns and shall be binding upon the heirs, personal representatives, successors and assigns of Guarantor, as applicable, and shall not be discharged in whole or in part by the death of any individual Guarantor.

19.        No Duty to Inform.    The Guarantor hereby waives and agrees not to assert or take advantage of any duty on the part of the Bank to disclose to the Guarantor any facts it may now or hereafter know about the Borrower, regardless of whether the Bank has reason to believe that any such facts materially increase the risk beyond that which the Guarantor intends to assume or has reason to believe that such facts are unknown to the Guarantor or has a reasonable opportunity to communicate such facts to the Guarantor, it being understood and agreed that the Guarantor is fully responsible for being and keeping informed of the financial condition of the Borrower and of any and all circumstances bearing the risk of nonpayment on any obligations hereby guaranteed.

20.        Bankruptcy Claims; Distributions.    The Guarantor will file all claims against the Borrower in any bankruptcy or other similar proceedings in which the filing of claims is required by law upon any indebtedness of the Borrower to the Guarantor and will assign to the Bank all

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rights of the Guarantor thereunder. If the Guarantor does not file any such claim, the Bank as attorney-in-fact for the Guarantor is hereby authorized to do so in the name of the Guarantor or, in the Bank’s discretion, to assign the claim and to cause proof of claim to be filed in the name of the Bank’s nominee. In all such cases, whether in administration, bankruptcy or otherwise, the person or persons authorized to pay such claim shall pay to the Bank the full amount thereof and to the full extent necessary for that purpose, the Guarantor hereby assigns to the Bank all of the Guarantor’s rights to any such payments or distributions to which the Guarantor would otherwise be entitled. To the extent that the Guarantor receives any payments, distributions or any other consideration with respect to any shares, debentures or partnership interests of the Borrower however described, the Guarantor shall immediately pay over and deliver such payments, distributions or other consideration to the Bank to the extent that such payments, distributions or other consideration were made in contravention of the Loan Documents.

21.        Preferential Payment.    Guarantor agrees that to the extent Borrower or Guarantor makes any payment to Bank in connection with the Indebtedness, and all or any part of such payment is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid by Bank or paid over to a trustee, receiver or any other entity, whether under any bankruptcy act or otherwise (any such payment is hereinafter referred to as a “Preferential Payment”), then this Guarantee shall continue to be effective or shall be reinstated, as the case may be, and, to the extent of such payment or repayment by Bank, the Indebtedness or part thereof intended to be satisfied by such Preferential Payment shall be revived and continued in full force and effect as if said Preferential Payment had not been made.

22.        GOVERNING LAW.    THIS GUARANTY, THE NOTE, AND ALL OTHER INSTRUMENTS EVIDENCING AND SECURING THE LOAN SECURED HEREBY WERE NEGOTIATED IN MATERIAL PART IN THE STATE OF COLORADO, AND DELIVERED BY GUARANTOR OR BORROWER, AS APPLICABLE, AND ACCEPTED BY BANK IN THE STATE OF COLORADO, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND THE UNDERLYING TRANSACTIONS EMBODIED HEREBY. IN ALL RESPECTS, INCLUDING, WITHOUT LIMITATION, MATTERS OF CONSTRUCTION AND PERFORMANCE OF THIS GUARANTY AND THE GUARANTEED OBLIGATIONS ARISING HEREUNDER, THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF COLORADO APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS) AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

23.        Payment.    Any and all amounts required to be paid by Guarantor hereunder shall be paid to Bank in United States currency at such place as Bank may, from time to time, in writing appoint.

24.        Right of Setoff.    In addition to all liens upon, and rights of setoff against, the monies, securities or other property of Guarantor given to Bank by law, Bank shall have a lien and a right of setoff against, and Guarantor hereby grants to Bank a security interest in, all monies, securities and other property of Guarantor now and hereafter in the possession of or on deposit with Bank, whether held in a general or special account or deposit, or for safekeeping or

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otherwise; every such lien and right of setoff may be exercised without demand upon or notice to Guarantor. No lien or right of setoff shall be deemed to have been waived by any act or conduct on the part of Bank, by any neglect to exercise such right of setoff or to enforce such lien, or by any delay in so doing.

25.         Miscellaneous.    All headings appearing in this Guaranty are for convenience only and shall be disregarded in construing this Guaranty. Time is of the essence in the performance of this Guaranty.

26.         Acknowledgment of Waivers.    Guarantor acknowledges that certain provisions of this Guaranty operate as waivers of rights and defenses that Guarantor would otherwise have under applicable law.

27.         Enforceability of Loan Documents.    The Guarantor will cause the Borrower to maintain and preserve the enforceability of the Loan Agreement, the Note and the other Loan Documents, as the same may be modified and will not permit the Borrower to take or to fail to take action of any kind (other than payment of the Note) which might be the basis for a claim that the Guarantor has a defense to the Guarantor’s obligations hereunder.

28.         Entire Agreement.    This Guaranty sets forth the entire agreement of Guarantor and Bank with respect to the subject matter hereof and supersedes all prior oral and written agreements and representations by Bank to Guarantor and is in addition to, and not in derogation of, the Loan Agreement and any other Loan Documents executed by Guarantor.

29.         Severability.    If any provision of this Guaranty is, for any reason and to any extent, invalid or unenforceable, then neither the remainder of this Guaranty, or the application of the provision to other persons, entities or circumstances, nor any other document referred to in this Guaranty, shall be affected by such invalidity or unenforceability, and there shall be deemed substituted for the invalid or unenforceable provision the most similar provision which would be valid and enforceable under applicable law.

30.         Limited Recourse.    Notwithstanding anything to the contrary herein or in any of the other Loan Documents, neither this Guaranty, the Environmental Indemnity Agreement, nor any other Loan Documents shall impose any personal liability on, and the Bank shall neither seek nor take any deficiency or monetary judgment against, any partners of Guarantor (whether general or limited) or against any property of the partners of Guarantor.

31.         WAIVER OF JURY TRIAL.    EACH GUARANTOR AND BANK (BY ITS ACCEPTANCE HEREOF) HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) BETWEEN OR AMONG THE GUARANTOR AND BANK ARISING OUT OF OR IN ANY WAY RELATED TO THIS DOCUMENT OR ANY OTHER LOAN DOCUMENT. THIS PROVISION IS A MATERIAL INDUCEMENT TO BANK TO PROVIDE THE FINANCING DESCRIBED HEREIN OR IN THE OTHER LOAN DOCUMENTS.

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IN WITNESS WHEREOF, this Guaranty has been executed as of the date first above-written.

GUARANTOR:

CITY OFFICE REIT OPERATING PARTNERSHIP, L.P., a Maryland limited partnership

By:	City Office REIT, Inc.,
a Maryland corporation,
its general partner

	By:	/s/ Anthony Maretic
	Name:	Anthony Maretic
	Title:	Chief Financial Officer

Province OF British Columbia)

City OF Vancouver)

The foregoing instrument was acknowledged before me this 23rd day of June, 2015, by Anthony Maretic, as CFO of City Office REIT, Inc., a Maryland corporation, the general partner of City Office REIT Operating Partnership, L.P., a Maryland limited partnership.

Witness my hand and official seal.

My Commission Expires:       ON DEATH

[S E A L]

Guaranty Bank/CIO Plaza 25

City Office REIT OP Guaranty Agreement